                                  Exhibit 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Codorus Valley Bancorp, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Larry J. Miller, President and CEO, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date:  May 14, 2003                             /s/ Larry J. Miller
                                                -------------------

                                                Larry J. Miller
                                                President and CEO

A signed original of this written statement required by Section 906 has been provided to Codorus Valley Bancorp, Inc. and will be retained by Codorus Valley Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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